ALLIANCE
                 ----------------------------------------------
                                VARIABLE PRODUCTS
                 ----------------------------------------------
                                   SERIES FUND
                 ----------------------------------------------
                                GROWTH PORTFOLIO
                 ----------------------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

GROWTH PORTFOLIO                         Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--Alliance Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed income securities and convertible bonds, and generally up to 20% of its total assets in foreign securities.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year, five-year and since inception periods ended December 31, 2001.

1 Year                                                                 -23.47%
5 Years                                                                  7.28%
Since Inception 9/94                                                    13.98%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

During the six- and 12-month periods ended December 31, 2001, the Portfolio returned -9.58% and -23.47%, respectively. The Portfolio's benchmarks, the Standard & Poor's (S&P) 500 Stock Index and Russell 3000 Index, posted returns of -5.56% and -5.69% for the six-month period, respectively, and -11.89% and -11.45% for the 12-month period, respectively.

The performance of the Portfolio during the 12-month period under review was particularly disappointing as compared with the Russell 3000 Index and the S&P 500 Stock Index. The Portfolio's poor performance reflects the generally difficult environment for growth stocks overall. This environment, combined with particularly severe weakness in a number of communication and technology stocks, contributed to the Portfolio's underperformance. The Portfolio's significant exposure to the communications sector late in 2000 and subsequent repositioning into a number of more diversified technology holdings adversely affected its performance earlier this year. This repositioning was made in light of deterioration in communication industry prospects, as well as in order to achieve exposure to additional longer-term growth sectors, such as outsourcing.

The Portfolio outperformed both benchmarks in the fourth quarter of 2001 due to a sharp rebound in the technology sector. Other outperforming groups included the consumer services and multi-industry sectors. Nearly 50% of the Portfolio was invested in each of these three sectors.

We believe we will see early signs of a recovery. Inventories have been sufficiently liquidated, and monetary and fiscal policies have provided tremendous liquidity to the economy. Confirmation of an upturn may require some time, but profit comparisons will become more favorable as the year progresses. Our investment strategy continues to have the Portfolio balanced between more volatile technology stocks and more stable health care and financial stocks. We are also investigating cyclical growth companies in order to participate more directly in the recovery we expect.

MARKET REVIEW

This past year certainly will be remembered as a painful one in many respects. From an investment point of view, equity markets produced the second consecutive negative annual return for the first time since 1973-74. The economy succumbed to excess capacity and a decline in demand for technology stocks, which took corporate profits down. Europe and Asia eventually followed, and by the fourth quarter, a recession was officially declared.

As we all know, the nature of this recession has been quite different from earlier experiences. Corporate investment expenditures, particularly in the telecommunications and technology sectors, reached excessive levels, encouraged by overvalued equity markets and private capital seeking a home. Consumer spending, while down from the unsustainably high rates of late 1999 and 2000, nonetheless has been steady at around 2%. Housing, as well, has held up remarkably well as compared to

GROWTH PORTFOLIO                         Alliance Variable Products Series Fund
================================================================================

past cycles. Thus, the recession has affected primarily the manufacturing sector and capital markets.

INVESTMENT OUTLOOK

We believe we can see early signs of a recovery, which we are hopeful will continue into 2002. There are several reasons supporting our more constructive view. Among the most important is the dramatic progress made in reducing inventories. Companies started to cut inventories before any slowdown started in the economy. The liquidation was swift and effective. It is estimated that inventory reduction was at an annual rate of $120 billion in the fourth quarter, the largest decline on record. Second, liquidity growth accelerated in 2001 to 4.3% and ended the year up an estimated 5%. Monetary policy became more aggressive after the events of September 11 in order to mitigate a likely decline in business. Third, fiscal policy also has become more expansive. Assuming additional funds are approved this year, a total of about $200 billion, or 2% of nominal gross domestic product (GDP), would enter the economy. Fiscal and monetary policies are now working together for the first time in two decades. Another source of enhanced liquidity is the decline in oil prices ($50 billion savings for each $10/barrel decline). Finally, it appears that expenditures on technology equipment and software relative to GDP have fallen below trend line for the first time in five years. This could be a positive factor at the end of this year or in 2003. Confirmation of our more optimistic outlook will take time. Several factors will moderate the rate of recovery. These include lack of pent-up demand given the absence of cyclical contraction in consumer durables and housing. Trade will continue to be a drag since Europe and Asia lag the U.S. cycle and Japan remains deep in recession. Notwithstanding these forces, we believe the foundation for recovery is in place for the reasons earlier discussed.

Our investment strategy retains its "barbell" structure, with more volatile technology balanced by health care and financial stocks. We are also investigating cyclical growth companies in order to participate more directly in the economic upturn we expect. We are looking at opportunities on a stock by stock basis, rather than by sector.

We appreciate your investment in Alliance Growth Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Jane Mack Gould

Jane Mack Gould
Vice President and Portfolio Manager


/s/ Alan Levi

Alan Levi
Vice President and Portfolio Manager

GROWTH PORTFOLIO                         Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

  Growth Portfolio
  Standard & Poor's 500 Stock Index
  Russell 3000 Index

   [The following table was depicted as a line chart in the printed material.]

S&P 500 Stock Index:  $28,108
Russell 3000 Index:  $26,864
Growth Portfolio:  $25,995

                        Growth           Russell 3000      S&P 500 Stock
                       Portfolio            Index              Index
------------------------------------------------------------------------
    9/30/1994*          $10,000            $10,000            $10,000
    12/31/94            $10,530            $ 9,947            $ 9,998
    12/31/95            $14,239            $13,608            $13,751
    12/31/96            $18,295            $16,577            $16,906
    12/31/97            $23,788            $21,845            $22,545
    12/31/98            $30,621            $27,118            $28,992
    12/31/99            $41,176            $32,787            $35,090
    12/31/00            $33,967            $30,341            $31,896
    12/31/01            $25,995            $26,864            $28,108


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The unmanaged Russell 3000 Index is comprised of 3000 of the largest capitalized companies that are traded in the United States.

      The unmanaged Standard and Poor's (S&P) 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

--------------------------------------------------------------------------------

* Since closest month-end after Portfolio's inception. The inception date for the Portfolio is 9/15/94.

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                   U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Tyco International, Ltd.                  $ 18,084,892            5.6%
--------------------------------------------------------------------------------
Citigroup, Inc.                             16,009,076            5.0
--------------------------------------------------------------------------------
Kohl's Corp.                                12,568,609            3.9
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                       11,334,497            3.5
--------------------------------------------------------------------------------
American International Group, Inc.          11,153,238            3.5
--------------------------------------------------------------------------------
Bank One Corp.                              10,281,865            3.2
--------------------------------------------------------------------------------
Cardinal Health, Inc.                        9,867,116            3.1
--------------------------------------------------------------------------------
Flextronics International, Ltd.              9,521,631            3.0
--------------------------------------------------------------------------------
MBNA Corp.                                   8,694,928            2.7
--------------------------------------------------------------------------------
Health Management Associates, Inc. Cl.A      8,600,160            2.7
                                          ------------           ----
--------------------------------------------------------------------------------
                                          $116,116,012           36.2%
--------------------------------------------------------------------------------

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-98.9%
TECHNOLOGY-23.7%

COMMUNICATION EQUIPMENT-6.6%
Cisco Systems, Inc. (a) .........................        438,620    $ 7,943,408
Juniper Networks, Inc. (a) ......................        450,000      8,527,500
Nokia Corp. (ADR) (Finland) .....................        188,800      4,631,264
                                                                    -----------
                                                                     21,102,172
                                                                    -----------
COMPUTER SERVICES-2.2%
Affiliated Computer Services, Inc. Cl.A (a) .....         31,800      3,374,934
Fiserv, Inc. (a) ................................         89,800      3,800,336
                                                                    -----------
                                                                      7,175,270
                                                                    -----------
CONTRACT MANUFACTURING-6.7%
Celestica, Inc. (a) .............................         35,800      1,445,962
Flextronics International, Ltd. (Singapore) (a) .        396,900      9,521,631
Sanmina Corp. (a) ...............................        301,700      6,003,830
Solectron Corp. (a) .............................        385,000      4,342,800
                                                                    -----------
                                                                     21,314,223
                                                                    -----------
SEMI-CONDUCTOR CAPITAL EQUIPMENT-1.1%
Applied Materials, Inc. (a) .....................         88,000      3,528,800
                                                                    -----------
SEMI-CONDUCTOR COMPONENTS-1.5%
Altera Corp. (a) ................................        122,520      2,599,875
Applied Micro Circuits Corp. (a) ................         94,700      1,072,004
Micron Technology, Inc. (a) .....................         40,900      1,267,900
                                                                    -----------
                                                                      4,939,779
                                                                    -----------
SOFTWARE-4.3%
Amdocs, Ltd. (Guernsey) (a) .....................         50,700      1,722,279
BEA Systems, Inc. (a) ...........................        128,300      1,975,820
Check Point Software Technologies, Ltd.
   (Israel) (a) .................................         17,900        714,031
Mercury Interactive Corp. (a) ...................         36,000      1,223,280
PeopleSoft, Inc. (a) ............................         50,550      2,032,110
VERITAS Software Corp. (a) ......................        133,400      5,980,322
                                                                    -----------
                                                                     13,647,842
                                                                    -----------
MISCELLANEOUS-1.3%
Thermo Electron Corp. ...........................        173,900      4,149,254
                                                                    -----------
                                                                     75,857,340
                                                                    -----------
FINANCE-19.9%
BANKING-REGIONAL-3.2%
Bank One Corp. ..................................        263,300     10,281,865
                                                                    -----------
BROKERAGE & MONEY MANAGEMENT-2.0%
Legg Mason, Inc. ................................         95,500      4,773,090
Merrill Lynch & Co., Inc. .......................         34,000      1,772,080
                                                                    -----------
                                                                      6,545,170
                                                                    -----------

INSURANCE-5.4%
American International Group, Inc. ..............        140,469    $11,153,238
Arthur J. Gallagher & Co. .......................         89,700      3,093,753
XL Capital, Ltd. Cl.A (Bermuda) .................         32,200      2,941,792
                                                                    -----------
                                                                     17,188,783
                                                                    -----------
MISCELLANEOUS-9.3%
Ambac Financial Group, Inc. .....................         84,950      4,915,207
Citigroup, Inc. .................................        317,137     16,009,076
MBNA Corp. ......................................        247,015      8,694,928
                                                                    -----------
                                                                     29,619,211
                                                                    -----------
                                                                     63,635,029
                                                                    -----------

HEALTH CARE-19.5%
DRUGS-6.3%
Allergan, Inc. ..................................         75,300      5,651,265
American Home Products Corp .....................         41,600      2,552,576
Enzon, Inc. (a) .................................         46,800      2,633,904
Pfizer, Inc. ....................................        146,800      5,849,980
SICOR, Inc. (a) .................................        218,000      3,418,240
                                                                    -----------
                                                                     20,105,965
                                                                    -----------
MEDICAL PRODUCTS-2.4%
Stryker Corp. ...................................        131,200      7,658,144
                                                                    -----------
MEDICAL SERVICES-10.8%
Cardinal Health, Inc. ...........................        152,600      9,867,116
Express Scripts, Inc. Cl.A (a) ..................        170,200      7,958,552
Health Management Associates, Inc. Cl.A (a) .....        467,400      8,600,160
Laboratory Corp. of America Holdings (a) ........         52,800      4,268,880
Tenet Healthcare Corp. (a) ......................         35,100      2,061,072
Wellpoint Health Networks, Inc. (a) .............         16,800      1,963,080
                                                                    -----------
                                                                     34,718,860
                                                                    -----------
                                                                     62,482,969
                                                                    -----------
CONSUMER SERVICES-18.2%
AIRLINES-1.5%
Southwest Airlines Co. ..........................        254,300      4,699,464
                                                                    -----------
BROADCASTING & CABLE-6.4%
AOL Time Warner, Inc. (a) .......................        176,850      5,676,885
Comcast Corp. Cl.A (a) ..........................        219,700      7,909,200
Liberty Media Corp. Cl.A (a) ....................        491,106      6,875,484
                                                                    -----------
                                                                     20,461,569
                                                                    -----------
CELLULAR COMMUNICATIONS-2.0%
AT&T Wireless Services, Inc. (a) ................        323,000      4,641,510
Triton PCS Holdings, Inc. Cl.A, (a) .............         60,100      1,763,935
                                                                    -----------
                                                                      6,405,445
                                                                    -----------

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE-3.5%
Harley-Davidson, Inc. ...........................        208,700   $ 11,334,497
                                                                   ------------
RETAIL - GENERAL MERCHANDISE-4.0%
Kohl's Corp. (a) ................................        178,430     12,568,609
Tiffany & Co. ...................................          7,700        242,319
                                                                   ------------
                                                                     12,810,928
                                                                   ------------
MISCELLANEOUS-0.8%
Career Education Corp. (a) ......................         78,400      2,687,552
                                                                   ------------
                                                                     58,399,455
                                                                   ------------
MULTI-INDUSTRY COMPANIES-7.6%
Danaher Corp. ...................................        104,600      6,308,426
Tyco International, Ltd. ........................        307,044     18,084,892
                                                                   ------------
                                                                     24,393,318
                                                                   ------------
CONSUMER MANUFACTURING-3.0%
BUILDING & RELATED-3.0%
American Standard Cos., Inc. (a) ................         84,200      5,744,966
Centex Corp. ....................................         15,000        856,350
D.R. Horton, Inc. ...............................         64,000      2,077,440
KB HOME .........................................         21,000        842,100
                                                                   ------------
                                                                      9,520,856
                                                                   ------------
ENERGY-2.4%
OIL SERVICE-2.4%
Baker Hughes, Inc. ..............................        115,400      4,208,638
Transocean Sedco Forex, Inc. ....................         39,000      1,318,980
Weatherford International, Inc. (a) .............         61,900      2,306,394
                                                                   ------------
                                                                      7,834,012
                                                                   ------------

                                                       Shares or
                                                       Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
CAPITAL GOODS-2.2%
ENGINEERING & CONSTRUCTION-0.9%
Jacobs Engineering Group, Inc. (a) ..............         44,100      2,910,600
                                                                   ------------
MISCELLANEOUS-1.3%
General Electric Co. ............................        102,800      4,120,224
                                                                   ------------
                                                                      7,030,824
                                                                   ------------
TRANSPORTATION-1.4%
AIR FREIGHT-1.4%
United Parcel Service, Inc. Cl.B ................         84,500      4,605,250
                                                                   ------------
UTILITIES-1.0%
ELECTRIC & GAS UTILITY-1.0%
AES Corp. (a) ...................................        199,000      3,253,650
                                                                   ------------
Total Common Stocks
   (cost $321,671,092) ..........................                   317,012,703
                                                                   ------------
SHORT-TERM INVESTMENT-1.2%
Federal Home Loan Mortgage Corp.
   1.51%, 1/02/02
   (cost $3,799,840) ............................     $    3,800      3,799,840
                                                                   ------------
TOTAL INVESTMENTS-100.1%
   (cost $325,470,932) ..........................                   320,812,543
Other assets less
   liabilities-(0.1%) ...........................                      (360,303)
                                                                   ------------
NET ASSETS-100% .................................                  $320,452,240
                                                                   ============

-------------------------------------------------------------------------------

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $325,470,932) ..   $ 320,812,543(a)
  Cash .....................................................         178,202
  Collateral held for securities loaned ....................       4,997,200
  Receivable for capital stock sold ........................         456,170
  Dividends and interest receivable ........................         163,667
                                                               -------------
  Total assets .............................................     326,607,782
                                                               -------------

LIABILITIES
  Payable for collateral received on securities loaned .....       4,997,200
  Payable for capital stock redeemed .......................         744,401
  Advisory fee payable .....................................         204,409
  Accrued expenses .........................................         209,532
                                                               -------------
  Total liabilities ........................................       6,155,542
                                                               -------------

NET ASSETS .................................................   $ 320,452,240
                                                               =============
COMPOSITION OF NET ASSETS
  Capital stock, at par ....................................   $      19,556
  Additional paid-in capital ...............................     393,137,225
  Accumulated net realized loss on investments .............     (68,046,152)
  Net unrealized depreciation of investments ...............      (4,658,389)
                                                               -------------
                                                               $ 320,452,240
                                                               =============
Class A Shares
  Net assets ...............................................   $ 226,237,199
                                                               =============
  Shares of capital stock outstanding ......................      13,780,680
                                                               =============
  Net asset value per share ................................   $       16.42
                                                               =============
Class B Shares
  Net assets ...............................................   $  94,215,041
                                                               =============
  Shares of capital stock outstanding ......................       5,775,672
                                                               =============
  Net asset value per share ................................   $       16.31
                                                               =============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $4,860,986 (see Note F).

      See Notes to Financial Statements

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $11,253) .....   $   1,656,248
  Interest .................................................         193,330
                                                               -------------
  Total investment income ..................................       1,849,578
                                                               -------------

EXPENSES
  Advisory fee .............................................       2,556,187
  Distribution fee--Class B ................................         187,651
  Custodian ................................................         164,979
  Administrative ...........................................          80,247
  Audit and legal ..........................................          63,551
  Printing .................................................          32,149
  Directors' fees ..........................................           4,324
  Transfer agency ..........................................             915
  Miscellaneous ............................................          12,760
                                                               -------------
  Total expenses ...........................................       3,102,763
                                                               -------------
  Net investment loss ......................................      (1,253,185)
                                                               -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized loss on investment transactions .............     (47,691,989)
  Net realized loss on foreign currency transactions .......        (285,594)
  Net change in unrealized appreciation/depreciation of:
     Investments ...........................................     (50,163,001)
     Foreign currency denominated assets and liabilities ...         (40,342)
                                                               -------------
  Net loss on investment and foreign currency transactions .     (98,180,926)
                                                               -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .................   $ (99,434,111)
                                                               =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS       Alliance Variable Products Series Fund
================================================================================

                                                                                     Year Ended       Year Ended
                                                                                    December 31,     December 31,
                                                                                        2001             2000
                                                                                   =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss) ...............................................   $  (1,253,185)   $   1,140,973
    Net realized gain (loss) on investment and foreign currency transactions ...     (47,977,583)      30,450,409
    Net change in unrealized appreciation/depreciation of investments and
       foreign currency denominated assets and liabilities .....................     (50,203,343)    (118,842,392)
                                                                                   -------------    -------------
    Net decrease in net assets from operations .................................     (99,434,111)     (87,251,010)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
       Class A .................................................................        (744,905)        (301,829)
       Class B .................................................................        (149,232)          (5,174)
    Net realized gain on investments
       Class A .................................................................     (23,829,788)     (43,806,324)
       Class B .................................................................      (6,661,379)      (1,270,971)
    Distributions in excess of net realized gain on investments
       Class A .................................................................     (15,938,925)              -0-
       Class B .................................................................      (4,455,567)              -0-
    Return of capital
       Class A .................................................................        (109,033)              -0-
       Class B .................................................................         (21,843)              -0-

CAPITAL STOCK TRANSACTIONS
    Net increase ...............................................................      60,005,297       82,693,317
                                                                                   -------------    -------------
    Total decrease .............................................................     (91,339,486)     (49,941,991)

NET ASSETS
    Beginning of period ........................................................     411,791,726      461,733,717
                                                                                   -------------    -------------
    End of period (including undistributed net investment income of
       $1,050,508 at December 31, 2000) ........................................   $ 320,452,240    $ 411,791,726
                                                                                   =============    =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Growth Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to provide long-term growth of capital. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of in vestments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class

                                          Alliance Variable Products Series Fund
================================================================================

shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net operating losses, foreign currency transactions and the tax character of distributions from the Portfolio's investment in Real Estate Investment Trusts, resulted in a net decrease in distributions in excess of net investment income, a decrease in accumulated net realized loss on investments and corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .75% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $80,247 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

During the year ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, the Portfolio received no such waivers/reimbursements.

Brokerage commissions paid on investment transactions for the year ended December 31, 2001, amounted to $905,366 of which $35,136 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $915 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:
Stocks and debt obligations ...........................           $ 371,987,715
U.S. government and agencies ..........................                      -0-
Sales:
Stocks and debt obligations ...........................           $ 351,543,230
U.S. government and agencies ..........................                      -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $327,684,117. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation .........................           $  45,090,625
Gross unrealized depreciation .........................             (51,962,199)
                                                                  -------------
Net unrealized depreciation ...........................           $  (6,871,574)
                                                                  =============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is

                                          Alliance Variable Products Series Fund
================================================================================

less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                       2001             2000
                                                   ============      ===========
Distributions paid from:
    Ordinary income ..........................     $ 10,083,264      $ 9,723,400
    Net long-term capital gains ..............       41,696,532       35,660,898
                                                   ------------      -----------
Total taxable distributions ..................       51,779,796       45,384,298
    Tax return of capital ....................          130,876                0
                                                   ------------      -----------
Total distributions paid .....................     $ 51,910,672      $45,384,298
                                                   ============      ===========

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .........     $(65,832,967)(a)
Unrealized appreciation/(depreciation) .......       (6,871,574)(b)
                                                   ------------
Total accumulated earnings/(deficit) .........     $(72,704,541)
                                                   ============

(a) On December 31, 2001, the Portfolio had a net capital loss carryforward of $61,644,805 which will expire on December 31, 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust Growth Portfolio, may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, post October capital losses of $4,188,162.

(b)   The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2001, the Portfolio had loaned securities with a value of $4,860,986 and received cash collateral of $4,997,200. For the year ended December 31, 2001, the Portfolio received fee income of $2,023 which is included in interest income in the accompanying statement of operations.

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                         ----------------------------------------------------------------
                                                      SHARES                           AMOUNT
                                         ----------------------------------------------------------------
                                           Year Ended       Year Ended       Year Ended       Year Ended
                                          December 31,     December 31,     December 31,     December 31,
                                             2001             2000             2001             2000
                                         =============    =============    =============    =============
Class A
Shares sold ..........................         873,241        2,744,844    $  18,353,954    $  84,455,094
Shares issued in connection with
    acquisition of Brinson Series
    Trust Growth Portfolio ...........         828,719               -0-      12,959,640               -0-
Shares issued in reinvestment of
    dividends and distributions ......       2,189,632        1,426,064       40,617,667       44,108,153
Shares redeemed ......................      (4,362,666)      (3,496,829)     (81,892,921)    (103,805,556)
                                         -------------    -------------    -------------    -------------
Net increase (decrease) ..............        (471,074)         674,079    $  (9,961,660)   $  24,757,691
                                         =============    =============    =============    =============

Class B
Shares sold ..........................       4,112,973        2,100,467    $  79,572,432    $  60,743,129
Shares issued in connection with
    acquisition of Brinson Series
    Trust Growth Portfolio ...........          75,888               -0-       1,180,036               -0-
Shares issued in reinvestment of
    dividends and distributions ......         612,087           41,366       11,293,005        1,276,146
Shares redeemed ......................      (1,190,885)        (146,376)     (22,078,516)      (4,083,649)
                                         -------------    -------------    -------------    -------------
Net increase .........................       3,610,063        1,995,457    $  69,966,957    $  57,935,626
                                         =============    =============    =============    =============

                                          Alliance Variable Products Series Fund
================================================================================

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE J: Acquisition of Brinson Series Trust Growth Portfolio

On October 26, 2001, the Portfolio acquired all of the assets and liabilities of the Brinson Series Trust Growth Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust Growth Portfolio on March 1, 2001. The acquisition was accomplished by a tax-free exchange of 904,607 shares of the Portfolio for 3,043,716 shares of Brinson Series Trust Growth Portfolio on October 26, 2001. The aggregate net assets of the Portfolio and Brinson Series Trust Growth Portfolio immediately before the acquisition were $291,141,532 and $14,139,676 (including $2,586,130 of net unrealized depreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $305,281,208.

--------------------------------------------------------------------------------

Note K: Proposed Acquisition of Brinson Series Trust Aggressive Growth Portfolio

The Portfolio's Board of Directors approved the acquisition of the assets and liabilities of the Brinson Series Trust Aggressive Growth Portfolio pursuant to a plan of reorganization to be approved by the shareholders of Brinson Series Trust Aggressive Growth Portfolio. If the acquisition receives shareholder approval, the acquisition is expected to be completed during the second quarter of 2002.

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       ------------------------------------------------------------
                                                                                 CLASS A
                                                       ------------------------------------------------------------
                                                                         Year Ended December 31,
                                                       ============================================================
                                                         2001         2000         1999         1998         1997
                                                       ========     ========     ========     ========     ========
Net asset value, beginning of period ...............   $  25.10     $  33.59     $  27.25     $  22.42     $  17.92
                                                       --------     --------     --------     --------     --------

Income From Investment Operations
Net investment income (loss) (a) ...................       (.06)         .08          .03          .10          .07
Net realized and unrealized gain (loss) on
    investment and foreign currency transactions ...      (5.47)       (5.36)        8.73         6.19         5.18
                                                       --------     --------     --------     --------     --------
Net increase (decrease) in net asset value
    from operations ................................      (5.53)       (5.28)        8.76         6.29         5.25
                                                       --------     --------     --------     --------     --------

Less: Dividends and Distributions
Dividends from net investment income ...............       (.06)        (.02)        (.09)        (.06)        (.03)
Distributions from net realized gain on investments       (1.85)       (3.19)       (2.33)       (1.40)        (.72)
Distributions in excess of net realized gain
    on investments .................................      (1.23)          -0-          -0-          -0-          -0-
Return of capital ..................................       (.01)          -0-          -0-          -0-          -0-
                                                       --------     --------     --------     --------     --------
Total dividends and distributions ..................      (3.15)       (3.21)       (2.42)       (1.46)        (.75)
                                                       --------     --------     --------     --------     --------
Net asset value, end of period .....................   $  16.42     $  25.10     $  33.59     $  27.25     $  22.42
                                                       ========     ========     ========     ========     ========

Total Return
Total investment return based on net asset value (b)     (23.47)%     (17.51)%      34.47%       28.73%       30.02%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $226,237     $357,664     $456,027     $328,681     $235,875
Ratio to average net assets of:
    Expenses .......................................        .85%         .81%         .84%         .87%         .84%
    Net investment income (loss) ...................       (.31)%        .26%         .12%         .43%         .37%
Portfolio turnover rate ............................        104%          58%          54%          62%          62%

--------------------------------------------------------------------------------

See footnote summary on page 17.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                  ----------------------------------------------
                                                                                                      CLASS B
                                                                                  ----------------------------------------------
                                                                                                                 June 1, 1999(c)
                                                                                    Year Ended December 31,            to
                                                                                  ===========================     December 31,
                                                                                     2001              2000           1999
                                                                                  ==========        ==========   ===============
Net asset value, beginning of period .........................................    $    24.99        $    33.54      $    26.83
                                                                                  ----------        ----------      ----------
Income From Investment Operations
Net investment income (loss) (a) .............................................          (.11)              .04            (.03)
Net realized and unrealized gain (loss) on investment and foreign currency
    transactions .............................................................         (5.44)            (5.39)           6.74
                                                                                  ----------        ----------      ----------
Net increase (decrease) in net asset value from operations ...................         (5.55)            (5.35)           6.71
                                                                                  ----------        ----------      ----------

Less: Dividends and Distributions
Dividends from net investment income .........................................          (.04)             (.01)             -0-
Distributions from net realized gain on investments ..........................         (1.85)            (3.19)             -0-
Distributions in excess of net realized gain on investments ..................         (1.23)               -0-             -0-
Return of capital ............................................................          (.01)               -0-             -0-
                                                                                  ----------        ----------      ----------
Total dividends and distributions ............................................         (3.13)            (3.20)             -0-
                                                                                  ----------        ----------      ----------
Net asset value, end of period ...............................................    $    16.31        $    24.99      $    33.54
                                                                                  ==========        ==========      ==========
Total Return
Total investment return based on net asset value (b) .........................        (23.65)%          (17.75)%         25.01%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....................................    $   94,215        $   54,127      $    5,707
Ratio to average net assets of:
    Expenses .................................................................          1.11%             1.08%           1.12%(d)
    Net investment income (loss) .............................................          (.59)%             .13%           (.20)%(d)
Portfolio turnover rate ......................................................           104%               58%             54%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)   Commencement of distribution.

(d)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Growth Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Growth Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reason able assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

New York, New York
February 12, 2002

FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

The Portfolio hereby designated $41,696,532 as long-term capital gain distributions during the taxable year ended December 31, 2001.

GROWTH PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1)   Member of the Audit Committee.

GROWTH PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                          PORTFOLIOS
                                                                                            IN FUND             OTHER
      NAME, ADDRESS,                             PRINCIPAL                                  COMPLEX          DIRECTORSHIPS
     AGE OF DIRECTOR                          OCCUPATION(S)                               OVERSEEN BY           HELD BY
   (YEARS OF SERVICE*)                     DURING PAST 5 YEARS                              DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,           President, Chief Operating Officer and                         113               None
1345 Avenue of the Americas,    a Director of ACMC, with which he has
New York, NY 10105 (12)         been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,               Formerly an Executive Vice President and                        88            Ecolab Incorp.;
P.O. Box 4623,                  the Chief Insurance Officer of the Equitable                                  BP Amoco Corp.
Stamford, CT 06903 (10)         Life Assurance Society of the United States;
                                Chairman and Chief Executive Officer
                                of Evlico; a Director of Avon, Tandem
                                Financial Group and Donaldson, Lufkin
                                & Jenrette Securities Corporation. She is
                                currently a Director of Ecolab Incorporated
                                (specialty chemicals) and BP Amoco
                                Corporation (oil and gas).

David H. Dievler,#+ 72,         Independent consultant. Until December 1994,                    94               None
P.O. Box 167,                   Senior Vice President of ACMC responsible
Spring Lake, New Jersey         for mutual fund administration. Prior to joining
07762 (12)                      ACMC in 1984, Chief Financial Officer of
                                Eberstadt Asset Management since 1968. Prior
                                to that, Senior Manager at Price Waterhouse
                                & Co. Member of American Institute of
                                Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,           Consultant. Currently, President of the Board                   91               None
P.O. Box 12,                    of Save Venice, Inc. (preservation organization).
Annandale, New York             Formerly a Senior Advisor from June 1999-
12504 (10)                      June 2000 and President from December 1989-
                                May 1999 of Historic Hudson Valley
                                (historic preservation). Previously,
                                Director of the National Academy of
                                Design. During 1988-92, Director and
                                Chairman of the Audit Committee of
                                ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

GROWTH PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

                                                                                          PORTFOLIOS
                                                                                            IN FUND              OTHER
      NAME, ADDRESS,                            PRINCIPAL                                   COMPLEX          DIRECTORSHIPS
     AGE OF DIRECTOR                          OCCUPATION(S)                               OVERSEEN BY           HELD BY
   (YEARS OF SERVICE*)                     DURING PAST 5 YEARS                              DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
William H. Foulk, Jr.,#+ 69     Investment Adviser and an independent                          110                None
Room 100,                       consultant. Formerly Senior Manager of
2 Greenwich Plaza,              Barrett Associates, Inc., a registered
Greenwich, Connecticut          investment adviser, with which he had been
06830 (12)                      associated since prior to 1997. Formerly
                                Deputy Comptroller of the State of
                                New York and, prior thereto, Chief
                                Investment Officer of the New York
                                Bank for Savings.

Clifford L. Michel,#+ 62,       Senior Counsel of the law firm of Cahill                        91          Placer Dome, Inc.
St. Bernard's Road,             Gordon & Reindel, with which he has been
Gladstone, New Jersey           associated since prior to 1997. President
07934 (10)                      and Chief Executive Officer of Wenonah
                                Development Company (investments) and
                                a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,       Senior Counsel of the law firm of Orrick,                      103                None
98 Hell's Peak Road,            Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)       Formerly a senior partner and a member of
                                the Executive Committee of that firm. Member
                                of the Municipal Securities Rulemaking
                                Board and a Trustee of the Museum of the
                                City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

GROWTH PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Officer Information

Certain information concerning the Fund's officers is set forth below.

     NAME, ADDRESS*          POSITION(S) HELD                       PRINCIPAL OCCUPATION
        AND AGE                 WITH FUND                          DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------
John D. Carifa, 56         Chairman & President       See biography above.

Kathleen A. Corbet, 42     Senior Vice President      Executive Vice President of ACMC, with which she
                                                      has been associated since prior to 1997.

Alfred L. Harrison, 64     Senior Vice President      Vice Chairman of ACMC, with which he has been
                                                      associated since prior to 1997.

Wayne D. Lyski, 60         Senior Vice President      Executive Vice President of ACMC, with which he has
                                                      been associated with since prior to 1997.

Jane Mack Gould, 63        Vice President             Senior Vice President of ACMC, with which she has
                                                      been associated since prior to 1997.

Alan E. Levi, 52           Vice President             Senior Vice President of ACMC, with which he has
                                                      been associated since prior to 1997.

Edmund P. Bergan, Jr., 51  Secretary                  Senior Vice President and the General Counsel of
                                                      Alliance Fund Distributors, Inc. (AFD) and Alliance
                                                      Global Investor Services Inc. ("AGIS"), with which
                                                      he has been associated since prior to 1997.

Mark D. Gersten, 51        Treasurer and Chief        Senior Vice President of AGIS, with which he has been
                           Financial Officer          associated since prior to 1997.

Thomas R. Manley, 50       Controller                 Vice President of ACMC, with which he has been
                                                      associated since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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